UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

NIELSEN HOLDINGS PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note: On July 8, 2022, Nielsen Holdings plc, a public limited company formed under the laws of England and Wales (“Nielsen”), filed a proxy statement with the Securities and Exchange Commission (“SEC”) relating to two meetings of Nielsen shareholders in connection with the acquisition of Nielsen by a consortium of private investment funds under the terms described in such proxy statement (the “Acquisition”) that were originally scheduled to have been held on August 9, 2022, to consider and vote on the Acquisition: the “Court Meeting,” convened by the U.K. Court, and the general meeting of Nielsen shareholders to be held after the Court Meeting (the “Special Meeting”) (the “Definitive Proxy Statement”). In connection with the reconvened meetings scheduled for September 1, 2022 and as described in the supplement to the Definitive Proxy Statement filed with the SEC on August 19, 2022, Nielsen mailed to certain shareholders the below updated proxy cards.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY D90471-S49370 1. To (a) authorize the members of the Board of Directors (the “Board”) of Nielsen Holdings plc (“Nielsen”) to take necessary actions for carrying the scheme of arrangement (the “Scheme”) into effect, (b) amend Nielsen’s articles of association, (c) direct the Board to deliver the order of the U.K. Court sanctioning the Scheme under Section 899(1) of the Companies Act (once obtained) to the Registrar of Companies for England and Wales in accordance with the provisions of the Scheme and the laws of England and Wales and (d) direct the Board that it need not undertake a Company Adverse Recommendation Change in connection with an Intervening Event or a Company Superior Proposal or cause Nielsen to terminate the Transaction Agreement in order to enter into a definitive agreement relating to a Company Superior Proposal following the time at which the Company Shareholder Approval is obtained. 2. To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Nielsen’s named executive officers that is based on or otherwise related to the Transaction Agreement and the transactions contemplated by the Transaction Agreement. For Against Abstain NIELSEN HOLDINGS PLC Our Board of Directors recommends that you vote “FOR” the following Proposals: NIELSEN HOLDINGS PLC 675 AVENUE OF AMERICAS NEW YORK, NY 10010 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SCAN TO VIEW MATERIALS & VOTE SPECIAL MEETING Full details of the Company Proposals to be proposed at the Special Meeting are set out in the notice of the Special Meeting contained on pages 33 to 38 (inclusive) of the proxy statement of Nielsen Holdings plc dated July 8, 2022 (the “Proxy Statement”). Unless otherwise defined, capitalized terms shall have the same meaning as defined in the Proxy Statement. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or, from a mobile phone, scan the QR code above. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 31, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NLSN2022SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 31, 2022. Have your proxy card in hand when you call and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your vote must be received by 11:59 p.m. Eastern Time on August 31, 2022. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Nielsen Holdings plc in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

D90472-S49370 NIELSEN HOLDINGS PLC SPECIAL MEETING PROXY CARD September 1, 2022 8:30 a.m. Eastern Time (or as soon thereafter as the Court Meeting shall have been concluded or adjourned or postponed) 675 Avenue of the Americas, New York, NY 10010 or to attend the meeting live via the Internet, please visit www.virtualshareholdermeeting.com/NLSN2022SM ADMISSION TICKET You should present this admission ticket in order to gain admittance to the meeting. This ticket admits only the shareholder(s) listed on the reverse side and is not transferable. Each shareholder may be asked to present valid picture identification, such as a driver’s license. Cameras, videotaping equipment and other recording devices and large packages, banners, placards and signs will not be permitted at the meeting. If you submit your proxy by telephone or Internet, do not return your proxy card. Thank you for your proxy submission. NIELSEN HOLDINGS PLC Notice of Special Meeting of Shareholders September 1, 2022, 8:30 a.m. Eastern Time (or as soon thereafter as the Court Meeting shall have been concluded or adjourned or postponed) This proxy is solicited on behalf of the Board of Directors The undersigned shareholder(s) of Nielsen Holdings plc hereby: revoke(s) all proxies heretofore given by the signer(s) to vote at the Special Meeting and any adjournments or postponements thereof; acknowledge(s) receipt of the Notice of the Special Meeting of Nielsen Holdings plc and related Proxy Statement; and appoint(s) David Kenny, Linda Zukauckas, George D. Callard and Jennifer Meschewski, and each of them, as the undersigned’s true and lawful proxies, each with the power to appoint his or her substitute(s), and hereby authorize(s) them to represent and to vote all of the shares of Nielsen Holdings plc that the shareholder(s) is/are entitled to vote at the Special Meeting to be held at 8:30 a.m. Eastern Time (or as soon thereafter as the Court Meeting shall have been concluded or adjourned or postponed) on September 1, 2022, and at any adjournment or postponement thereof, upon all subjects that may properly come before such meeting, including the matters described in the proxy statement furnished with this proxy card, subject to the directions indicated on the reverse side of this card, with all the power the undersigned would possess if personally present. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S) ON THE REVERSE SIDE OF THIS PROXY CARD. IF THE PROXY CARD IS SIGNED BUT NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” BOTH OF THE PROPOSALS DESCRIBED ON THE REVERSE SIDE OF THIS PROXY CARD. CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. You will need the 16-digit control number included on this proxy card in order to access the proxy materials on www.proxyvote.com.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY D90473-S49370 1. To approve a Scheme to be made between Nielsen and the Scheme Shareholders (as defined in the Scheme). NIELSEN HOLDINGS PLC Our Board of Directors recommends that you vote “FOR” the following Proposal: By an order dated June 27, 2022 made in the matter of Nielsen Holdings plc (“Nielsen”), the Court has granted permission for a meeting of the Scheme Shareholders (as defined in the proxy statement of Nielsen dated July 8, 2022 (the “Proxy Statement”)) to be convened for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement pursuant to Part 26 of the Companies Act 2006 (as amended) (the “Scheme”) between Nielsen and the holders of Scheme Shares (as defined in the Proxy Statement) and that such meeting shall be held at 675 Avenue of the Americas, New York, NY 10010 on September 1, 2022 at 8:15 a.m. Eastern Time (the “Court Meeting”), at which place and time all Scheme Shareholders are requested to attend either in person, remotely via the Internet or telephone, or by proxy. Please read the Notice of Court Meeting in the Proxy Statement before completing this proxy form. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NIELSEN HOLDINGS PLC 675 AVENUE OF AMERICAS NEW YORK, NY 10010 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or, from a mobile phone, scan the QR code above. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 31, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NLSN2022SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 31, 2022. Have your proxy card in hand when you call and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your vote must be received by 11:59 p.m. Eastern Time on August 31, 2022. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Nielsen Holdings plc in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. For Against Abstain SCAN TO VIEW MATERIALS & VOTE

D90474-S49370 NIELSEN HOLDINGS PLC COURT MEETING PROXY CARD September 1, 2022 8:15 a.m. Eastern Time 675 Avenue of the Americas, New York, NY 10010 or to attend the meeting live via the Internet, please visit www.virtualshareholdermeeting.com/NLSN2022SM ADMISSION TICKET You should present this admission ticket in order to gain admittance to the meeting. This ticket admits only the shareholder(s) listed on the reverse side and is not transferable. Each shareholder may be asked to present valid picture identification, such as a driver’s license. Cameras, videotaping equipment and other recording devices and large packages, banners, placards and signs will not be permitted at the meeting. If you submit your proxy by telephone or Internet, do not return your proxy card. Thank you for your proxy submission. NIELSEN HOLDINGS PLC Notice of Court Meeting of Shareholders September 1, 2022, 8:15 a.m. Eastern Time This proxy is solicited on behalf of the Board of Directors The undersigned shareholder(s) of Nielsen Holdings plc hereby: revoke(s) all proxies heretofore given by the signer(s) to vote at the Court Meeting and any adjournments or postponements thereof; acknowledge(s) receipt of the Notice of the Court Meeting of Nielsen Holdings plc and related Proxy Statement; and appoint(s) David Kenny, Linda Zukauckas, George D. Callard and Jennifer Meschewski, and each of them, as the undersigned’s true and lawful proxies, each with the power to appoint his or her substitute(s), and hereby authorize(s) them to represent and to vote all of the shares of Nielsen Holdings plc that the shareholder(s) is/are entitled to vote at the Court Meeting to be held at 8:15 a.m. Eastern Time on September 1, 2022, and at any adjournment or postponement thereof, upon all subjects that may properly come before such meeting, including the matters described in the proxy statement furnished with this proxy card, subject to the directions indicated on the reverse side of this card, with all the power the undersigned would possess if personally present. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S) ON THE REVERSE SIDE OF THIS PROXY CARD. IF THE PROXY CARD IS SIGNED BUT NO DIRECTIONS ARE MADE, THIS PROXY WILL BE INVALID. CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE Important Notice Regarding the Availability of Proxy Materials for the Court Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. You will need the 16-digit control number included on this proxy card in order to access the proxy materials on www.proxyvote.com.

Forward-Looking Statements

This communication includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those set forth above relating to the proposed transaction as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected, including regarding the proposed transaction and Nielsen ONE. Factors leading thereto may include, without limitation, the risks related to Ukraine conflict or the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the Ukraine conflict or the COVID-19 pandemic on Nielsen’s business, the failure of Nielsen’s new business strategy in accomplishing Nielsen’s objectives, economic or other conditions in the markets Nielsen is engaged in, impacts of actions and behaviors of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules and processes affecting Nielsen’s business, the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement entered into pursuant to the proposed transaction (the “Agreement”), the possibility that Nielsen shareholders may not approve the proposed transaction, the risk that the parties to the Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Nielsen’s ordinary shares, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Nielsen to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally, the risk the pending proposed transaction could distract management of Nielsen, and other specific risk factors that are outlined in Nielsen’s disclosure filings and materials, which you can find on http://www.nielsen.com/investors, such as its 10-K, 10-Q and 8-K reports that have been filed with the Securities and Exchange Commission (the “SEC”). Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of these materials, and Nielsen assumes no obligation to update any written or oral forward-looking statement made by Nielsen or on its behalf as a result of new information, future events or other factors, except as required by law.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Nielsen. In connection with the proposed transaction, Nielsen will file relevant materials with the SEC, including Nielsen’s definitive proxy statement on Schedule 14A filed on July 8, 2022, as supplemented by the supplement to the Definitive Proxy Statement filed on August 19, 2022 (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Nielsen may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Nielsen’s shareholders for their consideration. Before making any voting decision, Nielsen’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available because they will contain important information about the proposed transaction.

Nielsen’s shareholders are able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Nielsen, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Nielsen Holdings plc, 675 6th Avenue New York, NY 10010, Attention: Investor Relations; telephone (410) 717-7134, or from Nielsen’s website www.nielsen.com.

Participants in the Solicitation

Nielsen and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Nielsen’s directors and executive officers is available in Nielsen’s definitive proxy statement for its 2022 Annual General Meeting, which was filed with the SEC on April 5, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.